LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Multi-Asset Global Opportunity Fund

Supplement dated August 26, 2015 to the

Statement of Additional Information dated May 1, 2015

The following paragraphs replace the first paragraph in the corresponding portion of the above-referenced Fund’s statement of additional information (“SAI”) under the section titled “Investment Policies – Municipal Bonds.” The risks of investing in high-yield securities and municipal bonds, including below-investment grade municipal bonds, are discussed in the Fund’s prospectus and SAI.

Municipal Bonds. Emerging Markets Currency Fund may invest up to 5% of its net assets in municipal bonds that, at the time of purchase, are rated investment grade by an NRSRO or are unrated but determined by Lord Abbett to be of comparable quality. Emerging Markets Corporate Debt Fund and Emerging Markets Local Bond Fund may invest a portion of their assets in municipal bonds. Multi-Asset Global Opportunity Fund may invest up to 5% of its net assets in municipal bonds that, at the time of purchase, are rated investment grade or below investment grade by an NRSRO or are unrated but determined by Lord Abbett to be of comparable quality. In addition, Multi-Asset Global Opportunity Fund may gain exposure to municipal bonds of any quality through investments in certain underlying funds.

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, Puerto Rico, Guam, and their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal bonds” may include certain types of “private activity” bonds, including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from most investors’ gross income for federal income tax purposes. From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Fund to achieve its investment objectives.

Please retain this document for your future reference.